INVESTOR PRESENTATION A leading innovator in entertainment technology since 2000 Cineverse (Nasdaq: CNVS) July 2024

FORWARD-LOOKING STATEMENTS Investors are cautioned that certain statements contained in this document, as well as some statements in press releases and some oral statements of Cineverse officials during presentations about Cineverse, along with Cineverse's filings with the Securities and Exchange Commission, including Cineverse's current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, are "forward-looking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act‘’). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates,'' "intends,'' "plans,'' "could," "might," "believes,'' "seeks," "estimates'' or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cineverse's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cineverse, its technology, economic and market factors and the industries in which Cineverse does business, among other things. These statements are not guarantees of future performance and Cineverse undertakes no specific obligation or intention to update these statements after the date of this presentation.

Cineverse: Powering the Future of Entertainment A streaming technology provider empowering some of the world’s most recognizable brands to launch, grow and future-proof their streaming business in an ever-evolving entertainment ecosystem. Super-serving our network or fan channels - from direct ad sales partnerships to premium global content - we offer more of the stories that move us, and technology that moves us forward. CINEVERSE AT A GLANCE* Ticker Headquarters Common Shares Outstanding Book Value Per Common Share TTM Revenues * Information as of 12/31/2023 NASDAQ:CNVS Los Angeles 15.699 million $2.05 $49.131 million Share Price $1.39

Key Investment Highlights Our proprietary, next-gen streaming technology Organic growth with financial upside – focusing on high margin revenues Cost-streaming initiatives – driven by offshoring and decreased content spends Technology development originally began as in-house solution for delivering at scale – now on market as SaaS product suite to unblock content backlog for major Media Companies and Platforms GenAI Search & Discovery tool cineSearch launched for consumers and as a B2B solution for platforms & Television OEMs Product development and emphasis on innovation continues with AI products, features products and business lines to be announced in the coming weeks 71,000+ titles to more than 82 million unique viewers monthly Extensive portfolio of fan channels with highly engaged audiences Focused on high-return, low-cost initiatives using existing assets 360-degree marketing approach across mediums - AVOD, FAST, SVOD, TVOD, podcasts, theatrical, and editorial - maximizing ROI on limited spend Cost-cutting initiatives include the launch of Cineverse Services India, with goal of achieving sustainable profitability and improved margins by end of FY 2024 Optimization efforts focus resources on high margin channels and low cost content Continual trading of lower margin revenue streams for higher margin and profit

The Opportunity: Today’s Viewing Audience 4+ hours 86% 59% $109B Average U.S. household watches TV per day (Source: Nielsen) Of U.S. households have at least one TV-connected device (Source: Nielsen) Of U.S. viewers already use an AVOD service (Source: Nielsen) Ad revenue from AVOD and FAST expected by 2028 (Source: Nielsen) Consumers are watching content at record-high volumes while making the switch to streaming and technology-driven viewing habits at unprecedented rates.

Entertainment & Innovation: Cineverse answers both consumer needs Two Distinct but Synergistic Business Models – allowing us to exploit assets and leverage deep bench of experience in legacy media while future-proofing the organization with forward-looking innovation and advanced technology strategies. Streaming Technology & Digital Content Distribution Consumer Products & Legacy Content Distribution

Complementary Business Models: High margin content distribution powered by our proprietary technology Platform as a service (PaaS) Digital content distribution Managed services (rev share) Advertising Services OWNED CHANNELS & PODCAST TVOD FAST AVOD SVOD Consumer Products Ancillary Sales Box Office DVD Retail Ecommerce

The Cineverse Business Model: Diversified Revenue Streams

CineverseTechnologies

Revenue Stream	Target Customer	Operating Margin	Business Model	Revenue Stream
Matchpoint Platform as a Service (PaaS)	Media Companies, Video Service Providers, Enterprise	High	PaaS	Monthly fee on packaged technology offerings
Matchpoint Managed Services	Content Owners, Creators	Medium	Selling Channels into 3rd party platform partners (Tubi, Samsung, etc) AVOD, SVOD, TVOD, FAST	Revenue share (Advertising Fees)
Digital Content Distribution	Streaming Platforms	Low	Selling Content In	License fees
Advertising Services	Agencies, Studios	High	Direct & Programmatic Advertising Fees	Revenue share (based on CPMs)

CineverseEntertainment

Revenue Stream	Target Customer	Operating Margin	Business Model	Revenue Stream
Owned Channels & Podcasts	Enthusiast Audiences	Wide range – higher for subscriptions / lower for FAST/AVOD	SVOD, TVOD, AVOD, FAST	Subscription fees, Advertising revenue
Consumer Products	Collectors	Low	DTC E-Commerce, Retail, Theatrical Releasing	Consumer retail sales and B.O.
Ancillary Sales	Streaming Platforms	Low	Selling Content In	License fees

Consumers are watching content at record-high volumes while making the switch to streaming and technology-driven viewing habits at unprecedented rates. U.S. ENTHUSIAST MARKET $3B+ TOTAL GLOBAL MARKET ~$60B+ The Cineverse Opportunity: Content Market is Expansive and FAST Growing – with Ample Headroom $45.3M² Market Size 13.4% CAGR1 Projected Market Growth 1. Source: PwC, Mirae Asset Securities; includes management estimates of enthusiast market of 5%. 2. Cineverse’s content-related revenue for the fiscal year ended, March 31, 2024, which excludes other non-recurring revenue.

The Cineverse AI Opportunity

THE AI MARKET

$250B	$2-2.5T	$165B	$55B	30K
Total AI Market	Total AI Market in next 8 years	Generative AI in five years	Video Gen AI segment	Fortune 500 mentions have risen from under 500 in '22 to 30,000+ in '23

The Cineverse AI Roadmap

- Successfully launched Gen AI content search & discovery tool, cineSearch as a co-investment with Google Cloud
  - Initial announcement led to our highest trading day ever at 32M shares – nearly 3x our 2nd best in '20
- Matchpoint already employs advanced machine learning and computer vision to analyze video content for streaming
- We have already developed **5 AI modules** to automate tasks, and another **6 partnerships** to extend the platform's AI capabilities – fully integrated into our product

Cineverse & AI: Where We Are Today

Our already developed next-gen technologies and infrastructure position us uniquely to serve emerging markets – offering unparalleled insights and data orchestration.

- Continuing to take AI-powered products and business lines to market that address the needs of the entertainment and technology sectors – to address the growing pain points of content monetization and processing a vast backlog of video-centric data at scale
- Driving innovation for the entertainment industry through GenAI including licensing for LLM training data
- AI will act as disruptor for localization, QC, encoding, encryption, etc – we are primed to jump on this market opportunity

STREAM BIG. Matchpoint is Cineverse’s best-in-class streaming technology trusted by the biggest names in the business, powering beloved fan channels.

POWERED BY In-house technology battle tested for over a decade, Matchpoint empowers Media Companies to stream at scale. 116K Titles Streamed since Jan. 2023 121K 1B Assets Ingested since Jan. 2023 Ad impressions since Jan. 2023

Build compelling, intuitive user journeys quickly and easily, while ensuring premium quality of service Ingest, normalize, and deliver to all platforms Transform and load in-app and 3rd-party performance analytics in a single pane of glass Deliver. Deploy. Track.

With our fully automated, AI-powered content management system, everyone is a delivery house with Dispatch. ACHIEVE SCALE FASTER Automated Quality Control Across 75 Parameters Metadata Enrichment & Optimization Machine Learning Cue Point Detection Fully Automated Rights Management

With our highly scalable streaming video app builder, everyone is a product team with Blueprint. Build custom apps, simply and quickly Create custom content shelves Engage and delight viewers with easy to use UX Your very own product, engineering, and solution architect teams

With our expansive analytics unified in one platform, everyone is a data analyst with Insights. Measure performance across repositories in one dashboard Download and share crystal clear visualizations Keep partners updated with our API ONE LOCATION. ALL THE INSIGHTS.

Search & Discovery 1 IN 5 PEOPLE Give up their search before finding something to stream –Nielsen 1 in 3 VIEWERS Have canceled a streaming service because the search functionality was hard to use SURVEY 10.5 Minutes Average search time to discover streaming title – Nielsen A HEADACHE FOR VIEWERS Current search process is manual, time-consuming, fragmented and overwhelming – audiences have a bundle full of streaming content, but nothing to watch EXPENSIVE FOR BUSINESSES Ineffective search increases churn, and lowers a platform or OEMs ability to monetize their library

An AI-powered search and discovery tool designed to make deciding what to watch as entertaining as the movie itself. SINGLE SOURCE Unified search for all film titles – provides exact location of where to watch recommended titles across all services (AVOD, SVOD, TVOD, FAST) SPOT-ON RECOMMENDATIONS Advanced AI recommender system suggests titles that perfectly suit the users’ mood, taste or circumstance – scene-level recommendations SEARCH MADE FUN Keeps subscribers and viewers retained and delighted – using an engaging voice to direct them to the right titles.

LOWER AVG SEARCH TIME* LOWER ANNUAL CHURN** AVG MONTHLY SAVINGS*** *Based on average search time (Nielsen) and average cineSearch search time **47% annual churn rate (from Parks & Assoc.) x 1/3rd of viewers who have canceled a streaming service due to poor search (Cineverse study). ***Based on Cineverse projected effect on churn and monthly revenue among leading SVOD services. SEARCH BETTER CHURN LESS MONETIZE MORE

The ultimate movie nerd: Part critic. Part drinking buddy. All cinephile. She navigates the myriad streaming services to recommend the perfect movie, while casually tossing out witty commentary or surprising film trivia. Ava was designed to speak to our target customer – Millennials: Earliest adopters of AI1 The most passionate audience for long-form content2 The majority of the streaming platform & CTV audience3 The most likely to churn3 Hey there! Welcome to Cinesearch. I’m your artificial intelligence-based video advisor, but you can call me Ava. What do you want to watch today? .Statista, 2. Audacity Magazine, 3. Deloitte

Technology Roadmap

Building on our strong product. Gaining traction. Developing advanced, proprietary native AI.

Matchpoint Design and development w/India-Based Foundation TV – Jan -March 2018

Delivered 10,000 VOD titles to Comcast via Matchpoint – Nov 2018

Cineverse Acquires FoundationTV, forms Cineverse India – Jun 2021

Matchpoint-Mediagenix partnership launched, low-cost bundled offering for FAST – Sept 2023

APRIL 2024

Cinesearch: our AI-powered Search and Discovery product – launched at Google Cloud Next cinesearch Google

April 2024

Partnered with Gracenote, Vionlabs and Datatonic–

To further enhance data lake and AI tools for cineSearch content discovery

April 2024

New Head of SaaS Sales – Brandon Topping. Define sales KPIs & hit targets

July 2024

Technology partnerships with Frequency and XL8 –

Expand playback partners = bigger customer pool / lowered switching costs

Next-Gen Features in Development: *Loyalty Rewards Program, AI-powered Analytics, Synthetic Speech, eCommerce, Personalized FAST Channels*

Cineverse is Matchpoint in Action. Built by Content Owners. Trusted by Content Owners. We’re on a mission to uplift storytellers and entertain fans with the power of technology. Expansive Distribution Capabilities Advantage Advanced, proprietary streaming technology – built in-house by India-based R&D team The Network of highly engaged super-served fan channels Unique 360 Omnichannel Marketing Approach

Cineverse’s diverse network of Fan channels enables reach across highly engaged audiences of all genres.

Cineverse Owned & Operated Channels
Have Achieved Scale

Our diverse portfolio of Fan channels continues to grow – with considerable momentum across key metrics. A low-cost content acquisition strategy drives higher margins across business models (SVOD, TVOD, AVOD, FAST).

~82M
Unique Viewers Monthly

1.4M
Total SVOD Subscribers[2]

4B
Minutes Streamed Monthly

~29M
Social Media Followers[2]

1. Includes web, mobile, and social as of Q4FY23
2. As of Q1FY25

You can find Cineverse Channels on most major platforms

Super-Serving Fan Audiences in the Longtail DISTRIBUTION Exploit premium content assets through all “windows” – theatrical, digital, and home entertainment. CONSUMER GOODS Engage fast-growing collectibles market with limited edition DVD/Blu Ray sets and merchandise.

Revenue Mix As the industry continues to evolve, our advanced, proprietary technology will grow as a larger driver of our business, while our focus on higher margin channels will yield greater streaming revenue. Digital Cinema/Other TECHNOLOGIES ENTERTAINMENT

Who we are today - a global team Cineverse Services India: Offshore division brings major cost-savings and work-efficiency upside – fully owned by the Company. Robust R & D team based in India – developing advanced, AI powered technology. Evolution into revenue-generating services from our India team.

Living our Values: The Cineverse Team Reflects Diversity of Voice As fierce champions of storytellers and fans, we believe that trusting and empowering creators to tell their unique story is good for business – keeping fans engaged with access to entertainment they can’t find anywhere else. Our commitment to hire and develop diverse and dynamic professionals furthers this mission – bringing more stories to more people. “ Our Leadership: 22% Female 40% POC at the VP level or above Our Global team: 40% Female 68% POC

Chief Operating Officer & Chief Technology Officer Chris McGurk 25+ Years of Experience Founder & Ceo, Overture films CEO, Anchor Bay Entertainment Vice Chair & COO, MGM President & COO, Universal President, Disney Motion Pictures Industry Leaders with a History of Innovation Leadership changes support new goals – agile and operating like a tech company Chairman & CEO Mark Lindsey 25+ Years of Experience Chief Financial Officer Tony Huidor 25+ Years of Experience Erick Opeka 25+ Years of Experience Chief Strategy Officer & President Gary Loffredo 20+ Years of Experience Chief Legal Officer & General Counsel Mark Torres 25+ Years of Experience Chief People Officer Yolanda Macias 25+ Years of Experience Chief Content Officer

Key Takeaways Leveraging our library assets across our extensive portfolio of fan channel assets, combined with a 360-degree marketing approach to our family of Fan brands provides high margin, organic growth. Cost-streaming and initiatives, driven by offshoring and decreased content spends, bring major work-efficiency upsides and organizational agility. Our proprietary Matchpoint technology and Gen AI products & initiatives are poised to drive an increasing portion of our revenue mix.

Financial Results YTD Q4 FY 2024 (12 months ended March 31, 2024)

Condensed Consolidated Balance Sheets (In thousands)

Condensed Consolidated Statements of Operations (In thousands)

Condensed Consolidated Statement of Cash Flows (In thousands)

CONTACT investorrelations@cineverse.com cineverse.com

APPENDIX

Cineverse Networks Fan Channel Case Study:

The #1 Horror Destination in the Internet – serving nearly 40 million pages to 20 million unique viewers every month.

How Cineverse Expanded the Brand:

- Launched Screambox and ScreamboxTV – 20M+ Monthly Unique Viewers
- Launched podcast network – Bloody FM 5.5 MM Monthly Downloads
- Released break-out hit Terrifier 2 – $15.4 MM Global BO on XX budget
- Limited edition partnership with Spencer's Gifts: sold out original 40K units – submitted replenishment order of 30K

Continued Growth

- Expanding Bloody FM into the Cinevere Podcast Network
- Expanding DTC e-commerce and retail collectibles business
- Releasing Terrifier 3 wide – October 2024


Media & Editorial
Social & Publicity
Theatrical Releases
Screambox
3rd Party VOD
Physical
REGAL
amc THEATRES
ALAMO DRAFTHOUSE CINEMA
VUDU
prime video
iTunes
amazon
Walmart
BEST BUY
CERTIFIED FRESH Rotten Tomatoes